EXHIBIT 10.7

                            STOCK PLEDGE AGREEMENT

      THIS STOCK PLEDGE AGREEMENT, dated and effective as of September 9, 1998, by and between John G. Vondrak., an individual residing in Houston, Texas (the "Pledgor"), and Apple Orthodontix, Inc., a Delaware corporation (the "Pledgee"),

                                    WITNESSETH:

      WHEREAS, the Pledgor has executed and delivered to the Pledgee a secured promissory note in the original principal amount of $500,000.00 (the "Note") (all obligations of Pledgor to Pledgee, pursuant to the Note, referred to collectively as the "Obligations");

As a further inducement to Pledgee to make the loan to the Pledgor evidenced by the Note, the Pledgor has agreed to execute this Agreement and, pursuant hereto, to pledge the Pledged Stock, as defined in this Agreement, as security for the prompt satisfaction of all Obligations.

NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the parties agree as follows:

      SECTION 1. The term "Pledged Stock" shall mean the shares described in Appendix 1 hereto, together with all certificates, options, rights, or other distributions issued as an addition to, in substitution or in exchange for, or on account of, any such shares, and all proceeds of all of the foregoing, now or here-after owned or acquired by the Pledgor.

      SECTION 2. (a) As security for the prompt satisfaction of the Obligations, the Pledgor hereby pledges to the Pledgee the Pledged Stock and grants the Pledgee a lien thereon and a security interest therein.

      (b) If the Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Stock, any:

            (i) Stock certificate, including, but without limitation, any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

            (ii) Option, warrant, or right, whether as an addition to or in substitution or in exchange for any of the Pledged Stock, or otherwise;

            (iii) Dividend or distribution payable in property, including securities issued by other than the issuer of any of the Pledged Stock; or

            (iv) Dividends or distributions of any sort (other than cash dividends specified in Section 2(d));
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then, in any such event, the Pledgor shall accept the same as the Pledgee's agent, in trust for the Pledgee, and shall deliver them forthwith to the Pledgee in the exact form received with, as applicable, the Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as part of the Pledged Stock.

      (c) At any time after the occurrence of an Event of Default (as hereinafter defined), Pledgee may have any or all of the Pledged Stock registered in its name or that of its nominee, and the Pledgor hereby covenants that, upon the Pledgee's request after such occurrence, the Pledgor will cause the issuer or transfer agent of the Pledged Stock to effect such registration. Immediately and without further notice, upon the occurrence of an Event of Default, whether or not the Pledged Stock is then or thereafter registered in the name of the Pledgee or its nominee, the Pledgee or its nominee shall have (to the extent permissible under applicable law), with respect to the Pledged Stock, the right to exercise all voting rights and all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege, or option pertaining to any of the Pledged Stock, and, in connection therewith, to deliver any of the Pledged Stock to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. An "Event of Default" shall occur if and when the full amount of any of the Obligations is not paid when due (whether as a result of acceleration of indebtedness or otherwise) and such non-payment continues for a period of 15 days of receipt by Pledgor of written notice from Pledgee of such non-payment, or any of the Obligations in any respect (other than with regard to making payments when due) is not performed when due to be performed, and Pledgor fails to fully perform such other Obligations within 30 days of notice from Pledgee of such non-performance.

      (d) Unless an Event of Default shall have occurred, the Pledgor shall be entitled to receive for its own use cash dividends on the Pledged Stock paid out of the earned surplus of the issuer of such Pledged Stock. Upon the occurrence of an Event of Default, the Pledgee may require any such cash dividends to be delivered to the Pledgee as additional security hereunder or applied toward the satisfaction of the Obligations. Unless an Event of Default shall have occurred, Pledgor shall have full voting rights in respect of the Pledged Stock.

      (e) Upon the occurrence of an Event of Default, the Pledgee may, without demand of performance or other demand, or advertisement but with ten days notice in which to cure the Default (and the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Pledged Stock or any part thereof, and may forthwith sell or otherwise dispose of and deliver the Pledged Stock or any part thereof or interest therein, or agree to do so, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, at such prices and on such terms (including,

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but without limitation, a requirement that any purchaser of all of any part of the Pledged Stock purchase the shares constituting the Pledged Stock for investment and without any intention to make distribution thereof) as it may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right to the Pledgee or any purchaser to purchaser upon any such sale the whole or any part of the Pledged Stock free of any right or equity of redemption in the Pledgor.

      (f) The proceeds of any such disposition or other action by the Pledgee shall be applied as follows:

            (i) First, to the actual and reasonable costs and expenses incurred in connection therewith or incidental thereto or to the care of safe-keeping of any of the Pledged Stock or in any way relating to the rights of the Pledgee hereunder, including reasonable attorneys' fees and legal expenses;

            (ii) Second, to the satisfaction of the Obligations;

            (iii) Third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code); and

            (iv) Fourth, to the Pledgor to the extent of any surplus proceeds.

      (g) Upon the occurrence of a default, the Pledgee need not give more than twenty days' notice of the time after which a private sale may take place, which notice the Pledgor hereby deems reasonable.

      SECTION 3.  The Pledgor represents and warrants that:

      (a) Pledgor has full power, capacity and authority to enter into this Agreement, to pledge the Pledged Stock for the purposes described in paragraph 2(a), and to carry out the transactions contemplated by this Agreement;

      (b) Pledgor is the legal and beneficial owner of all of the Pledged Stock;

      (c) All of the shares of the Pledged Stock are owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof, except for those granted hereunder;

      (d) Upon delivery of the Pledged Stock to the Pledgee or its agent, this Agreement shall create a valid first lien upon and perfected security interest in the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien charge or encumbrance.

      SECTION 4. (a) The Pledgor hereby covenants that, until all of the Obligations have been satisfied in full, Pledgor will not sell, convey, or otherwise dispose of any of the Pledged Stock or any interest therein or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Pledged Stock

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or the proceeds thereof, other than that created hereby, except for bona fide sales where the proceeds are applied towards the satisfaction of the Obligations.

      (b) The Pledgor warrants and will, at Pledgor's own expense, defend the Pledgee's right, title, special property and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity.

      SECTION 5. The Pledgor recognizes that, in the event the Pledgee exercises its right to sell the Pledged Stock pursuant to the terms hereof, the Pledgee may be unable to effect a public sale of all or a part of the Pledged Stock and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Stock for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Pledgee than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Pledgee has no obligation to delay sale of any Pledged Stock to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as amended. As long as any private sale is conducted in a manner that is commercially reasonable and not in violation of this Agreement, Pledgor waives any and all claims or rights to assert a release from personal liability for any deficiency judgment if such sale does not yield a price high enough to satisfy all Obligations.

      SECTION 6. The Pledgor shall at any time, and from time to time, upon the written request of the Pledgee, execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request to effect the purposes of this Agreement, including, without limitation, delivering to the Pledgee upon the occurrence of an Event of Default irrevocable proxies with respect to the Pledged Stock in form reasonably satisfactory to the Pledgee. Until receipt thereof, this Agreement shall constitute the Pledgor's proxy to the Pledgee or its nominee, which proxy is coupled with an interest and is irrevocable during the term hereof, to vote all shares of Pledged Stock then registered in the Pledgor's name to the extent permitted under applicable law.

      SECTION 7. Upon the satisfaction in full of all Obligations and the satisfaction of all additional costs and expenses of the Pledgee as provided herein, this Agreement shall terminate and the Pledgee shall deliver to the Pledgor, at the Pledgor's expense, such of the Pledged Stock as shall not have been sold or otherwise applied pursuant to this Agreement.

      SECTION 8. (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Stock upon surrendering it or tendering surrender of it to the Pledgor.

      (b) No course of dealing between the Pledgor and the Pledgee, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Pledgee hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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      (c) The rights and remedies provided herein are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

      (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

      SECTION 9. In the event that the Market Value (as hereinafter defined) of the Pledged Stock exceeds an amount equal to 1.5 times the dollar amount of the then remaining Obligations (the "Coverage Amount"), from time to time upon Pledgor's written request Pledgee will promptly take such actions as will cause to be released from the lien and security interest of this Agreement such number of shares of Pledged Stock as will most nearly result in the Market Value of the remaining shares of Pledged Stock still subject to this Agreement being equal to, but not less than, the Coverage Amount. In the event the Market Value of the Pledged Stock is less than 125% of the Coverage Amount, from time to time upon Pledgee's written request Pledgor shall pledge to and deposit with Pledgee such number of shares of Class A or B Common Stock of Pledgee as will cause the Market Value of the Pledged Stock to most nearly equal the Coverage Amount (or, in the alternative, Pledgor may prepay such portion of the indebtedness represented by the Note as will cause the Market Value of the Pledged Stock to be not less than the Coverage Amount). As used herein, the term "Market Value" of Pledged Stock means the product of the number of shares of Pledged Stock times the arithmetic average of the last reported sales prices per share of Pledgee's Class A or B Common Stock on the American Stock Exchange (or any other principal stock exchange on which such stock is listed or principal market in which it is traded) as reported in THE WALL STREET JOURNAL for the twenty consecutive trading days ending on (and including) the fifth trading day prior to the date any notice hereunder is given.

      SECTION 10. Any notice required or permitted by this Agreement shall be given by first class U.S. mail, telegram or hand delivery to the parties at the following addresses:

            If to the Pledgor:

                                    John G.  Vondrak
                                    2111 Welch Street, Unit A 216
                                    Houston, TX  77019

            If to the Pledgee:
                                    Apple Orthodontix, Inc.
                                    2777 Allen Parkway, Suite 700
                                    Houston, Texas  77019
                                    Attention: James Bobbitt

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      SECTION 11. This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.

      SECTION 12. EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS, THIS AGREEMENT SHALL BE SUBJECT TO AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                    PLEDGOR:


                                    JOHN G. VONDRAK
                                    John G. Vondrak


                                    PLEDGEE:

                                    APPLE ORTHODONTIX, INC.,
                                    a Delaware Corporation


                                    By: A. STONE DOUGLASS

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                                 APPENDIX 1

                               NUMBER OF SHARES
                            OF CLASS A OR B COMMON
ISSUER                         STOCK PLEDGED      SHARE CERTIFICATE NUMBER(S)

Apple Orthodonitix, Inc.            250,000

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